U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 30, 2013

ELDORADO ARTESIAN SPRINGS, INC.
(Name of registrant as specified in its charter)

Colorado	000-18235	84-0907853
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1783 DOGWOOD STREET, LOUISVILLE, COLORADO	80027
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (303) 499-1316

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Eldorado Artesian Springs, Inc. (the “Company”) held its 2013 Annual Meeting of Shareholders (the “Annual Meeting”) on September 30, 2013.  At the Annual Meeting, shareholders considered and voted upon four proposals.  The proposals, number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter are set forth below.

On August 23, 2013, the record date for the Annual Meeting, 6,036,091 shares of the Company’s common stock were issued and outstanding.

(1)	Proposal: Elect four directors of the Company.

Votes
Director Name	For	Withheld	Broker Non-Votes
J. Ross Colbert	4,408,822	9,185	749,856
Douglas A. Larson	4,311,741	106,266	749,856
Jeremy S. Martin	4,320,487	97,520	749,856
Kevin M. Sipple	4,320,487	97,520	749,856

(2)	Proposal: Ratify the appointment of EKS&H, LLLP as the Company’s independent registered public accountants for the fiscal year ending March 31, 2014.

Votes
For	Against	Abstain	Broker Non-Votes
5,166,473	1,390

(3)
Proposal:  Approve on a non-binding, advisory basis the compensation of the Company’s named executive officers as disclosed in the section of the Company’s 2013 proxy statement entitled “Executive Compensation.”

Votes
For	Against	Abstain	Broker Non-Votes
4,361,045	43,462	13,500	749,856

(4)	Proposal: Approve on a non-binding, advisory basis the frequency of future non-binding, advisory votes on the compensation of the Company’s named executive officers.

Votes
1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
4,371,280			46,727	749,856

Results:  For Proposal (1), all director nominees were elected to the Board of Directors of the Company.  Proposal (2) was approved by shareholders.  Proposal (3), which was advisory in nature, was approved by shareholders.  For Proposal (4), which was advisory in nature, shareholders voted in favor of conducting future shareholder advisory votes on the compensation of the Company’s named executive officers every year.

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Consistent with its recommendation to shareholders and the result of the shareholder vote on Proposal 4 discussed above, the Board of Directors of the Company decided to hold an advisory vote to approve the Company’s compensation paid to named executive officers (“Say-on-pay Vote”) every year.  Accordingly, the Company expects to hold a Say-on-pay Vote every year until and including the year the Company holds another advisory vote on the frequency upon which the Company will seek Say-on-pay Votes, which will be no later than its Annual Meeting of Shareholders in 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Eldorado Artesian Springs, Inc.
Registrant

Date: October 4, 2013	By:	/s/ Cathleen Shoenfeld
Cathleen Shoenfeld
Chief Financial Officer

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